UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 31, 2016

NORWOOD FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(570) 253-1455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NORWOOD FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note

Norwood Financial Corp. (the "Registrant") is filing this Amendment No. 2 to its Curent Report on Form 8-K for the event on July 31, 2016 in order to make certain correctons to Exhibit 99.3 thereto.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Delaware's audited consolidated balance sheets at December 31, 2015 and 2014 and consolidated statements of income, comprehensive income, changes in shareholders' equity and cash flows for the years then ended are incorporated herein by reference to Exhibit 99.2 hereto.  Delaware's unaudited consolidated balance sheet at March 31, 2016 and consolidated statements of income, comprehensive income, and cash flows for the three months ended March 31, 2016 are incorporated herein by reference from Exhibit 99.3 hereto.

(b)	Pro forma financial information.

The pro forma financial information required by this item is incorporated herein by reference to Exhibit 99.4.

(c)	Shell Company Transactions. Not Applicable

(d)	Exhibits.

The following exhibits are filed with this report.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of March 10, 2016, by and among  the Registrant, Wayne Bank, Delaware and NBDC Bank (incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 10, 2016 (Commission File No. 0-28364))

4.1	Amended and Restated Declaration of Trust, dated as of October 31, 2007†

4.2	Indenture, dated October 31, 2007, between Wells Fargo Bank, National Association, as trustee, and Delaware Bancshares, Inc.†

4.3	First Supplemental Indenture, dated as of July 31, 2016, by and between Wells Fargo Bank, Ntiolnal Association, as Trustee, and Norwood Financial Corp.†

23.1	Consent of Dannible & McKee, LLP *

99.1	Registrant's press release dated August 1, 2016*

Exhibit No.	Description

99.2	Audited Consolidated Financial Statements of Delaware (incorporated by reference from Registrant's Registration Statement on Form S-4 (Commission File No. 333-210850))

99.3	Unaudited Consolidated Financial Statements of Delaware

99.4	Unaudited pro forma condensed consolidated financial statements *

†Not filed in accordance with the provisions of Item 601(b)(4)(iii)(A) of Regulation S-K. The Registrant undertakes to provide a copy of this document to the Commission upon request. *Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP.
Date: October 17, 2016	By:	/s/ Lewis J. Critelli
Lewis J. Critelli President and Chief Executive Officer (Duly Authorized Representative)